Exhibit 10.19(b)

AMENDMENT NUMBER ONE TO OPTION AND LICENSE AGREEMENT

This Amendment Number One to Option and License Agreement (“Amendment No. 1”) is entered into as of December 12, 2024 (the “Amendment No. 1 Effective Date”), by and between Biocytogen Pharmaceuticals (Beijing) Co., Ltd., organized under the laws of China, having an address at No.12, Baoshen South Street, Daxing Bio-Medicine Industry Park, Daxing District, Beijing, China 102609 (“Biocytogen”), and IDEAYA Biosciences, Inc., organized under the laws of Delaware, having an address at 5000 Shoreline Court, Suite 300, South San Francisco, California 94080 U.S.A. (“Ideaya”). Biocytogen and Ideaya may be referred to herein individually as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties entered into the Option and License Agreement, effective on July 30, 2024 (the “Agreement”); and

Whereas, the Parties desire to amend, pursuant to Section 15.2 of the Agreement, certain terms of the Agreement in accordance with this Amendment No. 1 effective as of the Amendment No. 1 Effective Date.

Now Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties, intending to be legally bound, agree as follows:

1.
All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

2.
Exhibit 2.1 of the Agreement shall be deleted in its entirety and replaced with the exhibit set forth in Attachment 1 to this Amendment No. 1.

3.
In the event of any discrepancies or conflicting terms between this Amendment No. 1 and the Agreement, the terms of this Amendment No. 1 shall control.
4.
The Agreement and this Amendment No. 1 constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof.

5.
This Amendment No. 1, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of the State of Delaware, without regard to conflict of law principles thereof.

6.
This Amendment No. 1 may be executed in two counterparts, each of which will be an original and both of which will constitute together the same document. Counterparts may

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.19(b)

be signed and delivered by facsimile or PDF file, each of which will be binding when received by the applicable Party.

7.
Except for the matters set forth in this Amendment No. 1, all other terms of the Agreement shall remain unchanged and in full force and effect.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.19(b)

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No. 1 to be effective as of the Amendment No. 1 Effective Date.

BIOCYTOGEN PHARMACEUTICALS (BEIJING) CO., LTD.	IDEAYA BIOSCIENCES, INC.
By /s/ Yuelei Shen	By /s/ Douglas Snyder
Name: Yuelei Shen Title: CEO	Name: Douglas Snyder Title: Senior Vice President, General Counsel

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

ATTACHMENT 1

EXHIBIT 2.1

OPTION PERIOD STUDIES

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.